UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2024

New Mountain Guardian IV Income Fund, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-01639	92-0964074
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 3, 2024, New Mountain Guardian IV Income Fund, L.L.C. (the “Company”) and State Street Bank Trust Company (“State Street”) entered into an amended and restated custody agreement (the “SSB Custody Agreement”), pursuant to which State Street was appointed to serve as the Company’s custodian to hold securities, loans, cash, and other assets on behalf of the Company. Either party may terminate the SSB Custody Agreement at any time upon sixty (60) days’ prior written notice.

The foregoing description of the SSB Custody Agreement is qualified in its entirety by reference to a copy of such agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024.

Item 3.02.	Unregistered Sale of Equity Securities.

On December 6, 2024, the Company delivered a capital drawdown notice to its investors relating to the sale of 2,452,525 of the Company’s units (the “Units”) for an aggregate offering price of $24,525,250. No underwriting discounts or commissions have been or will be paid in connection with the sale of the Units. The sale of the Units is expected to close on December 20, 2024.

The sale of the Units described herein was and will be made pursuant to subscription agreements entered into between the Company and its investors. Under the terms of the subscription agreements, each investor is required to fund drawdowns to purchase the Units up to the amount of its capital commitment on an as-needed basis with a minimum of 10 business days’ prior notice to investors.

The issuance and sale of the Units are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and Regulation D thereunder.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN GUARDIAN IV INCOME FUND, L.L.C.

Date: December 9, 2024	By:	/s/ Joseph W. Hartswell
		Name:	Joseph W. Hartswell
		Title:	Chief Compliance Officer and Corporate Secretary

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